EHIBIT 10(c)(4)



                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT ("Agreement") is made effective as of the 27th day of August, 2003, by and between BANK OF AMERICA, N.A., as Administrative Agent ("Agent") and CEC ENTERTAINMENT CONCEPTS, L.P., a Texas limited partnership (formerly known as SHOWBIZ MERCHANDISING, L.P.) ("Borrower"), CEC ENTERTAINMENT, INC., CEC ENTERTAINMENT HOLDINGS, LLC, SPT DISTRIBUTION COMPANY, INC., and TJH RESTAURANT GROUP, INC. ("Guarantors") and the following lenders, Bank of America, N.A., Bank One, N.A., as a Lender and Syndication Agent, US Bank National Association, as a Lender and as
Co-Documentation Agent, Fleet National Bank, as Lender and Co-Documentation Agent, The Frost National Bank, Bank Hapoalim B.M. (collectively, "Lenders").

                              W I T N E S S E T H :

     WHEREAS, Borrower on December 3, 2002 entered into that certain Credit Agreement (together with all amendments, "Credit Agreement") with Agent and Lenders governing a $100,000,000 revolving credit loan from Lenders to Borrower (the "Loan");

     WHEREAS, to evidence the Loan, Borrower executed certain Promissory Notes (collectively the "Note") in the aggregate stated amount of $100,000,000 dated of even date with the Credit Agreement and secured guarantees to support the Loan from the Guarantors. All documents representing, evidencing or securing the Loan are collectively referred to as the "Loan Documents"; and

     WHEREAS, the parties hereto desire to add a new definition and modify two of the negative covenants to the Credit Agreement and increase the amount of the Aggregate Commitments;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.   Modifications to Credit Agreement.

     The  Credit Agreement is hereby amended as follows:

          (a)  a new  definition of "Margin  Capital  Stock" is added to Section
               1.01 after the definition of "Loan Parties":

               "Margin Capital Stock" means capital stock issued by CEC Entertainment that constitutes "margin stock" within the meaning of such term under Regulation U, 12 CFR Section 221.1 et seq., as now or from time to time hereinafter in effect."

          (b)  Section 7.01 of the Credit Agreement is amended by:

               (i) removing the word "and" at the end of subsection (k) and replacing the period at the end of subsection (l) with "; and".

               (ii) adding new subsection (m):

                    "(m) Liens on Margin Capital Stock that is held by CEC Entertainment as treasury stock."

          (c)  Section 7.05 of the Credit Agreement is amended by:



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               (i)  removing the word "and" from the end of  subsection  (e) and adding the word "and" at the end of subsection (f).

               (ii) adding new subsection (g):

                    "(g) Dispositions of Margin Capital Stock that is held as treasury stock by CEC Entertainment;"

          (d)  Schedule  2.01 is deleted in its  entirety  and  replaced  by new
               Schedule 2.01, attached hereto.

     2. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is conditioned upon the achievement by Borrower of the following conditions precedent:

     (a) evidence that all corporate and partnership proceedings for the Borrower and Guarantors taken in connection with the transaction contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and its counsel; and the Lenders shall have received copies of all documents or other evidence which the Lenders or their counsel may reasonably request in connection therewith; and

     (b) the Borrower shall deliver to the Agent a certificate of each Loan Party dated of even date herewith (with sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the increase contemplated by new Schedule 2.01;

     (c) payment of all modification or increase fees assessed by any Lender;

     (d) no Material Adverse Effect shall exist or shall have occurred since December 3, 2002.

     3. Acknowledgment by Borrower and Guarantors. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower and Guarantors hereby acknowledge, agree and represent that (i) Borrower and Guarantors are indebted to Lenders pursuant to the terms of the Notes and Loan Documents as modified hereby; (ii) contemporaneously with the effectiveness of this Agreement, the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and each Guarantor, as applicable and
(iii) Borrower and each Guarantor have no set-offs, counterclaims, defenses or other causes of action against Agent or Lenders arising out of the Loan, this Agreement, the Loan Documents or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower and each Guarantor.

     4. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Agent (which fees and expenses, as to legal counsel of Agent, shall be paid directly to legal counsel of Agent immediately upon presentation of a bill for legal services rendered).

     5. Governing Law. THE TERMS AND PROVISION HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

     6. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

     7. Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.


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     8. Headings.  The section  headings  hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     9. Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation. Terms not defined herein shall have the meaning given to such terms in the Credit Agreement.

     10. Counterparts. To facilitate execution, this Agreement may be executed in as any counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party or that the signature of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Signatures hereto transmitted by facsimile or other electronic medium shall be effective as originals.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature Pages Follow]


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Credit Agreement effective as of the date first set forth above.


THE BORROWER:                          CEC Entertainment Concepts, L.P.,
                                       a Texas limited partnership

                                       By:      CEC Entertainment, Inc.,
                                                a Kansas corporation,
                                                its general partner

                                       By:      /s/ Marshall Fisco
                                                --------------------------
                                                Marshall Fisco
                                                Vice President


THE ADMINISTRATIVE AGENT:              BANK OF AMERICA, N.A.,
                                       a national banking association,
                                       as the Administrative Agent

                                       By:      /s/ Suzanne M. Paul
                                                --------------------------
                                                Suzanne M. Paul
                                                Vice President


THE LENDERS:                           BANK OF AMERICA, N.A.,
                                       a national banking association

                                       By:      /s/ Steven A. Mackenzie
                                                --------------------------
                                                Steven A. Mackenzie
                                                Vice President

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                                       BANK ONE, N.A.

                                       By:      /s/ Bradley C. Peters
                                                --------------------------
                                                Bradley C. Peters,
                                                Vice President


                                       US BANK NATIONAL ASSOCIATION

                                       By:      /s/ Gregory L. Dryden
                                                --------------------------
                                                Gregory L. Dryden,
                                                Vice President


                                       FLEET NATIONAL BANK

                                       By:      /s/ J. Nicholas Cole
                                                --------------------------
                                                J. Nicholas Cole,
                                                Managing Director


                                       THE FROST NATIONAL BANK

                                       By:      /s/ Chris W. Holder
                                                --------------------------
                                                Chris W. Holder,
                                                Senior Vice President


                                       BANK HAPOALIM B.M.

                                       By:      /s/ James P. Surless
                                                --------------------------
                                       Name:    James P. Surless
                                       Title:   Vice President

                                       By:      /s/ Laura Anne Raffa
                                                --------------------------
                                       Name:    Laura Anne Raffa
                                       Title:   Senior Vice President &
                                                Corporate Manager


The terms, conditions, and obligations of each of the undersigned under this Agreement and each of the Loan Documents are hereby acknowledged and agreed to:

GUARANTORS:                            SPT DISTRIBUTION COMPANY, INC.,
                                       a Texas corporation

                                       By:      /s/ Marshall Fisco
                                                --------------------------
                                                Marshall Fisco
                                                Vice President

                                       CEC ENTERTAINMENT, INC.,
                                       a Kansas corporation

                                       By:      /s/ Marshall Fisco
                                                --------------------------
                                                Marshall Fisco
                                                Vice President

                                       CEC ENTERTAINMENT HOLDINGS, LLC,
                                       a Nevada limited liability company

                                       By:      /s/ Monty Miller
                                                --------------------------
                                                Monte Miller,
                                                President

                                       TJH RESTAURANT GROUP, INC.,
                                       a Texas corporation

                                       By:      /s/ Marshall Fisco
                                                --------------------------
                                                Marshall Fisco,
                                                Vice President





                                                                   SCHEDULE 2.01


                                   COMMITMENTS
                               AND PRO RATA SHARES


Lender                              Commitment                Pro Rata Share
------                              ----------                --------------
Bank of America, N.A.               $ 35,000,000.00            26.415094340%
Bank One, NA                        $ 30,000,000.00            22.641509434%
US Bank National Association        $ 20,000,000.00            15.094339623%
Fleet National Bank                 $ 25,000,000.00            18.867924528%
The Frost National Bank             $ 12,500,000.00             9.433962264%
Bank Hapoalim                       $ 10,000,000.00             7.547169811%
Total                               $132,500,000.00           100.000000000%